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                                                                   EXHIBIT 10.16


                               WOMEN.COM NETWORKS

                           LOAN AND SECURITY AGREEMENT


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                               TABLE OF CONTENTS


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1.      DEFINITIONS AND CONSTRUCTION.........................................................1

        1.1    Definitions...................................................................1

        1.2    Accounting Terms.............................................................10

2.      LOAN AND TERMS OF PAYMENT...........................................................10

        2.1    Credit Extensions............................................................10

        2.2    Overadvances.................................................................11

        2.3    Interest Rates, Payments, and Calculations...................................12

        2.4    Crediting Payments...........................................................12

        2.5    Fees.........................................................................13

        2.6    Term.........................................................................13

3.      CONDITIONS OF LOANS.................................................................13

        3.1    Conditions Precedent to Initial Credit Extension.............................13

        3.2    Conditions Precedent to all Credit Extensions................................13

4.      CREATION OF SECURITY INTEREST.......................................................14

        4.1    Grant of Security Interest...................................................14

        4.2    Delivery of Additional Documentation Required................................14

        4.3    Right to Inspect.............................................................14

5.      REPRESENTATIONS AND WARRANTIES......................................................14

        5.1    Due Organization and Qualification...........................................14

        5.2    Due Authorization: No Conflict...............................................14

        5.3    No Prior Encumbrances........................................................15

        5.4    Bona Fide Eligible Accounts..................................................15

        5.5    Merchantable Inventory.......................................................15

        5.6    Name; Location of Chief Executive Office.....................................15

        5.7    Litigation...................................................................15

        5.8    No Material Adverse Change in Financial Statements...........................15

        5.9    Regulatory Compliance........................................................15

        5.10   Environmental Condition......................................................16

        5.11   Taxes........................................................................16

        5.12   Subsidiaries ................................................................16
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                                       i.


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                               TABLE OF CONTENTS
                                  (CONTINUED)


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        5.13   Government Consents..........................................................16

        5.14   Full Disclosure..............................................................16

6.      AFFIRMATIVE COVENANTS...............................................................16

        6.1    Good Standing................................................................16

        6.2    Government Compliance........................................................17

        6.3    Financial Statements, Reports, Certificates..................................17

        6.4    Inventory; Returns...........................................................17

        6.5    Taxes........................................................................17

        6.6    Insurance....................................................................18

        6.7    Principal Depository.........................................................18

        6.8    Quick Ratio..................................................................18

        6.9    Net Sales....................................................................18

        6.10   Profitability................................................................18

        6.11   Tangible Net Worth...........................................................18

        6.12   Registration of Intellectual Property Rights.................................19

        6.13   Further Assurances...........................................................19

7.      NEGATIVE COVENANTS..................................................................19

        7.1    Dispositions.................................................................19

        7.2    Change in Business...........................................................20

        7.3    Mergers or Acquisitions......................................................20

        7.4    Indebtedness.................................................................20

        7.5    Encumbrances.................................................................20

        7.6    Distributions................................................................20

        7.7    Investments..................................................................20

        7.8    Transactions with Affiliates.................................................20

        7.9    Subordinated Debt............................................................20

        7.10   Inventory....................................................................20

        7.11   Compliance...................................................................21

8.      EVENTS OF DEFAULT...................................................................21

        8.1    Payment Default .............................................................21
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                                      II.


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                               TABLE OF CONTENTS
                                  (CONTINUED)


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        8.2    Covenant Default.............................................................21

        8.3    Material Adverse Change......................................................21

        8.4    Attachment...................................................................21

        8.5    Insolvency...................................................................22

        8.6    Other Agreements.............................................................22

        8.7    Subordinated Debt............................................................22

        8.8    Judgments....................................................................22

        8.9    Misrepresentations...........................................................22

9.      BANK'S RIGHTS AND REMEDIES..........................................................22

        9.1    Rights and Remedies..........................................................22

        9.2    Power of Attorney............................................................23

        9.3    Accounts Collection..........................................................24

        9.4    Bank Expenses................................................................24

        9.5    Bank's Liability for Collateral..............................................24

        9.6    Remedies Cumulative..........................................................24

        9.7    Demand; Protest..............................................................24

10.     NOTICES.............................................................................25

11.     CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER..........................................25

12.     GENERAL PROVISIONS..................................................................26

        12.1   Successors and Assigns.......................................................26

        12.2   Indemnification..............................................................26

        12.3   Time of Essence..............................................................26

        12.4   Severability of Provisions...................................................26

        12.5   Amendments in Writing, Integration...........................................26

        12.6   Counterparts.................................................................26

        12.7   Survival.....................................................................26

13.     JUDICIAL REFERENCE..................................................................26

14.     CONFIDENTIALITY.....................................................................28
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                                      iii.

        This LOAN AND SECURITY AGREEMENT is entered into as of April 9, 1998, by and between IMPERIAL BANK ("Bank") and WOMEN.COM NETWORKS (`"Borrower").

                                    RECITALS

        Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

        The parties agree as follows:

1.      DEFINITIONS AND CONSTRUCTION.

        1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

               "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

               "Advance" or "Advances" means a cash advance under the Revolving Facility, including Nonformula Advances.

               "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

               "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

               "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

               "Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts (as hereinafter defined) with reference to the most recent Borrowing Base Certificate delivered by Borrower.


                                       1.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

               "Closing Date" means the date of this Agreement.

               "Code" means the California Uniform Commercial Code.

               "Collateral" means the property described on Exhibit A attached hereto.

               "Committed Revolving Line" means a credit extension of up to Three Million Dollars ($3,000,000).

               "Contingent Obligation"' means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

               "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

               "Credit Extension" means each Advance, Term Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

               "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

               "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Advances made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness


                                       2.

is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

               "Daily Balance" means the amount of the Obligations owed at the end of a given day.

               "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank as a consequence of any Collateral audits done pursuant to Section 6.3 in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

               (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

               (b) Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

               (c) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

               (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (e) Accounts with respect to which the account debtor is an Affiliate of Borrower;

               (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

               (g) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

               (h) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

               (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates. whose total obligations to Borrower exceed twenty percent (20%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

               (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and


                                       3.

               (k) Accounts the collection of which Bank reasonably determines to be doubtful.

               "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, or
(ii) that Bank approves on a case-by-case basis.

               "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

               "Term Advance" has the meaning set forth in Section 2.1.2.

               "Equipment Line" means a credit extension of Five Hundred Thousand Dollars ($500,000).

               "Equipment Maturity Date" means June 30, 2001.

               "Equity Event" means the receipt by Borrower of not less than $10,000,000 of proceeds from the sale or issuance of its equity securities.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

               "Event of Default" has the meaning assigned in Article 8.

               "GAAP" means generally accepted accounting principles as in effect from time to time.

               "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

               "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief

               "Intellectual Property Collateral" means:

               (l) Copyrights, Trademarks and Patents;


                                       4.

               (m) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (n) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

               (o) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

               (p) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

               (q) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

               (r) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

               "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

               "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

               "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

               "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.


                                       5.

               "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

               "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

               "Nonformula Advance" or "Nonformula Advances" means a cash advance under the Revolving Facility in addition to those Advances made with reference to the Borrowing Base.

               "Nonformula Allowance" means $500,000; provided that Nonformula Allowance shall mean $1,000,000 upon receipt by Bank of evidence that Borrower received revenue of not less than $1,500,000 for the fiscal quarter ending June 30, 1998; provided further that Nonformula Allowance shall mean $1,500,000 upon either (a) confirmation satisfactory to Bank from BT Alex Brown of commitments to invest not less than $10,000,000 in Borrower, or (b) signed and accepted term sheets from Persons acceptable to Bank upon terms acceptable to Bank relating to the sale or issuance of Borrower's equity securities generating proceeds to Borrower of not less than $10,000,000. The Nonformula Allowance shall be zero on the earlier of September 30, 1998 or the date of the Equity Event.

               "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement (not including the Warrant), whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

               "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

               "Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

               "Permitted Indebtedness" means:

               (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;


                                       6.

               (c) Indebtedness secured by a lien described in clause (c) or (d) of the defined term "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

               (d) Subordinated Debt;

               (e) Indebtedness at any time outstanding in an amount not exceeding $100,000;

               (f) Indebtedness to trade creditors incurred in the ordinary course of business;

               (g) Contingent obligations of Borrowers consisting of guarantees (and other credit support) of the obligations of vendors and suppliers of Borrower in respect of transactions entered into in the ordinary course of business;

               (h) Indebtedness with respect to domestic capital lease obligations (including leases of real property);

               (i) Prepaid royalties and deferred revenue in connection with prepaid support services; and

               (j) Extensions, renewals, refundings, refinancings, modifications, amendments and restatements of any of the items of Permitted Indebtedness (a) through (i) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower.

               "Permitted Investment" means:

               (a) Investments existing on the Closing Date disclosed in the Schedule;

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank, (iv) money and (v) Investments made in connection with transactions permitted and Section 7.3;

               (c) Extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

               (d) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

               (e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;


                                       7.

               (f) Investments consisting of (i) of employees, officers and directors of Borrower so long as the Board of Directors of Borrower determines that such compensation is in the best interests of Borrower, (ii) travel advances, employee relocation loans and other employee loans and advances in the ordinary course of business, (iii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower, and (iv) other loans to officers and employees approved by the Board of Directors; and

               (g) Other Investments aggregating not in excess of $100,000 at any time.

               "Permitted Liens" means the following:

               (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security interests;

               (c) Liens (i) upon or in any equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

               (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any leases, subleases, licenses, and sublicenses do not prohibit the grant of the security interest granted hereunder;

               (e) Liens securing capital lease obligations on assets subject to such capital leases;

               (f) Liens on equipment ]eased by Borrower pursuant to an operating lease (including sale-leaseback transactions) in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such equipment (including Liens arising from UCC financing statements regarding leases permitted by this Agreement);

               (g) Liens arising from judgments, decrees or attachments to the extent and only so long as such judgment, decree or attachment has not caused or resulted in an Event of Default,

               (h) Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Borrower;


                                       8.

               (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

               (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

               (k) Liens, not otherwise permitted, which Liens do not in the aggregate exceed $100,000 at any time; and

               (l) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (k) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

               "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

               "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

               "Quick Assets" means, at any date as of which the amount thereof shall be determined, the consolidated cash, cash-equivalents, accounts receivable and investments, with maturities not to exceed 360 days, of Borrower determined in accordance with GAAP.

               "Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

               "Revolving Maturity Date" means September 30, 1998, provided that, upon receipt by Bank of evidence that Borrower has received not less than $10,000,000 from the sale or issuance of its equity securities, Revolving Maturity Date shall mean the day before the first anniversary of the Closing Date.

               "Revolving Facility" means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1.1 hereof.

               "Schedule" means the schedule of exceptions attached hereto, if any.

               "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

               "Subsidiary" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity shall, at the time


                                       9.

as of which any determination is being made, be owned by Borrower, either directly or through an Affiliate.

               "Tangible Net Worth"' means at any date as of which the amount thereof shall be determined, the financial statement net worth of Borrower and its Subsidiaries minus intangible assets, plus Subordinated Debt, on a consolidated basis determined in accordance with GAAP.

               "Total Liabilities" means at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness.

               "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

        1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

2.      LOAN AND TERMS OF PAYMENT.

        2.1 Credit Extensions.

               Borrower promises to pay to the order of Bank, in ]awful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof

               2.1.1 Revolving Advances.

                      (a) Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base. Borrower may request additional Nonformula Advances in an amount not to exceed the Nonformula Allowance, provided the sum of the aggregate outstanding Advances and Nonformula Advances may not at any time exceed the Committed Revolving Line. Borrower shall repay all Nonformula Advances on the earlier of the Equity Event or September 30, 1998. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1.1 may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1.1 shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

                      (b) Whenever Borrower desires an Advance, Borrower will notify by facsimile transmission or telephone no later than 3:00 p.m. Pacific Time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially in the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion


                                      10.

such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1.1 to Borrower's deposit account.

               2.1.2 Term Advances.

                      (a) Subject to and upon the terms and conditions of this Agreement, at any time from the date hereof through the Revolving Maturity Date, Bank agrees to make advances (each a "Term Advance" and, collectively, the "Term Advances") to Borrower in an aggregate outstanding amount not to exceed the Equipment Line. The initial Term Advance shall be equal to the amount that Borrower owes to Silicon Valley Bank on the Closing Date. Borrower shall use the proceeds of such initial Term Advance to repay all amounts that it owes to Silicon Valley Bank. Each subsequent Term Advance shall not exceed ninety percent (90%) of the invoice amount of equipment and re-assignable software approved by Bank from time to time (which Borrower shall, in any case, have purchased after January 1, 1998), excluding taxes, shipping, warranty charges, freight discounts and installation expense, provided that Term Advances for software and telephone equipment shall not exceed seventy percent (70%) of the invoice amount therefor, and the aggregate Term Advances for software and telephone equipment shall in no case exceed $100,000.

                      (b) Interest shall accrue from the date of each Term Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the twenty-sixth day of each month through the Revolving Maturity Date. Any Term Advances that are outstanding on the Revolving Maturity Date shall be payable in equal monthly installments of principal, plus all accrued interest, beginning on April 26, 1999, and continuing on the same day of each month thereafter through the Equipment Maturity Date, at which time all amounts due under this Section
2.1.2 and any other amounts due under this Agreement shall be immediately due and payable. Term Advances, once repaid, may not be reborrowed. Borrower may prepay any Term Advances without penalty or premium.

                      (c) When Borrower desires to obtain an Term Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Pacific Time one (1) Business Day before the day on which the Term Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for any Equipment to be financed.

        2.2 Overadvances. The aggregate outstanding balance under the Revolving Facility in excess of the Borrowing Base shall be deemed to consist of Nonformula Advances. If any Advances hereunder exceed the lesser of the Borrowing Base plus the Nonformula Allowance or the Committed Revolving Line, Borrower shall immediately pay to Bank, in cash, the amount of such excess. If at any time the sum of the outstanding Advances and Term Advances exceeds $3,000,000, Borrower shall immediately pay to Bank, in cash, the amount of such excess, which Bank shall apply against outstanding Advances.


                                      11.

        2.3 Interest Rates, Payments, and Calculations.

               (a) Interest Rates.

                      (i) Advances and Nonformula Advances. Except as set forth in Section 2.3(b), the Advances and Nonformula Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to the Prime Rate.

                      (ii) Term Advances. Except as set forth in Section 2.3(b), the Term Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to One Half Percent (0.5%) above the Prime Rate.

               (b) Late Fee: Default Rate. If any payment is not made within ten
(10) days after the date such payment is due, Borrower shall pay Bank a late fee equal to the lesser of (i) five percent (5%) of the amount of such unpaid amount or (ii) the maximum amount permitted to be charged under applicable law. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of an Event of Default.

               (c) Payments. Interest hereunder shall be due and payable on the twenty-sixth calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. Bank shall deliver to Borrower statements of account in the ordinary course of business reflecting charges made hereunder.

               (d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

        2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 1:00 p.m. California time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a


                                      12.

Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

        2.5 Fees. Borrower shall pay to Bank the following:

               (a) Facility Fee. On the Closing Date, a Facility Fee equal to Four Thousand Dollars ($4,000), which shall be nonrefundable;

               (b) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

        2.6 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term, ending on the Equipment Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.      CONDITIONS OF LOANS.

        3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c) a financing statement (Form UCC-1);

               (d) an intellectual property security agreement;

               (e) a warrant to purchase stock (the "Warrant");

               (f) an audit of the Accounts, the results of which shall be satisfactory to Bank; and

               (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:


                                      13.

               (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

4.      CREATION OF SECURITY INTEREST.

        4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof subject to Permitted Liens.

        4.2 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

        4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, at its own expense, except during the continuance of an Event of Default and as specified in Sections 6.3 and 6.4, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.      REPRESENTATIONS AND WARRANTIES.

        Borrower represents and warrants as follows:

        5.1 Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing under the laws of its state of incorporation and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where failure to so qualify would not have a Material Adverse Effect.

        5.2 Due Authorization: No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in


                                      14.

conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default is reasonably likely to have a Material Adverse Effect.

        5.3 No Prior Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

        5.4 Bona Fide Eligible Accounts. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor, Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

        5.5 Merchantable Inventory. All Inventory is in all material respects of good and marketable quality, free from all material defects, except for Inventory for which adequate reserves have been made.

        5.6 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

        5.7 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision is reasonably likely to have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

        5.8 No Material Adverse Change in Financial Statements. All consolidated financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

        5.9 Regulatory Compliance. Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result In Borrower's incurring any liability that is reasonably likely to have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has compiled with all the provisions of the Federal Fair Labor Standards Act. Borrower has not


                                      15.

violated any statutes, laws, ordinances or rules applicable to it, violation of which would be reasonably likely to have a Material Adverse Effect.

        5.10 Environmental Condition. Except as disclosed in the Schedule, none of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental Protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental. Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

        5.11 Taxes. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

        5.12 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

        5.13 Government Consents. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, the failure to obtain which would be reasonably likely to have a Material Adverse Effect.

        5.14 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.      AFFIRMATIVE COVENANTS.

        Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder Borrower shall do all of the following:

        6.1 Good Standing. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify is reasonably likely to have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses,


                                      16.

approvals and agreements, the loss of which would be reasonably likely to have a Material Adverse Effect.

        6.2 Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which would be reasonably likely to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

        6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (a) as soon as available, but in any event within twenty-five (25) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by a Responsible Officer; (b) as soon as available, but in any event within ninety
(90) days after the end of Borrower's fiscal year, unqualified audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that is reasonably likely to result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; and (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time generally prepared by Borrower in the ordinary course of business.

               Within fifteen (15) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable and accounts payable.

               Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

               Bank shall have a right from time to time hereafter to audit Borrower's Accounts and appraise Collateral at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing.

        6.4 Inventory; Returns. Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

        6.5 Taxes. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate


                                      17.

certificates attesting to the payment or deposit thereof, and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

        6.6 Insurance.

               (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds over $50,000 payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

        6.7 Principal Depository. Borrower shall maintain its principal depository and operating accounts with Bank.

        6.8 Quick Ratio. Beginning with the earlier of the date of the Equity Event or September 30, 1999, Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Current Liabilities, excluding deferred revenue, of at least 1.50 to 1.00.

        6.9 Net Sales. Unless the Equity Event shall have first occurred, Borrower shall provide evidence satisfactory to Bank of net sales for the fiscal quarter ending June 30, 1998 of not less than $1,350,000.

        6.10 Profitability. Before the occurrence of the Equity Event, Borrower shall not suffer a loss in any month in excess of $1,000,000. After the earlier of September 30, 1998 or at the date of the Equity Event, Borrower shall not suffer a loss in any fiscal quarter in excess of $3,000,000.

        6.11 Tangible Net Worth. After the earlier of September 30, 1998 or the date of the Equity Event, Borrower shall maintain, as of the last day of each month, a Tangible Net Worth of at least $5,000,000.


                                      18.

        6.12 Registration of Intellectual Property Rights.

               (a) Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement within thirty (30) days of the date of this Agreement. Borrower shall register or cause to be registered with The United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to my third party, including without limitation major revisions or additions to the intellectual property rights listed am such Exhibits A, B and C.

               (b) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

               (c) Borrower shall (i) use reasonable commercial efforts to Protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

               (d) Bank may audit Borrower's Intellectual Property Collateral at Bank's expense, unless an Event of Default is continuing, to confirm compliance with this Section 6.12, provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Section 6.12 to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.12.

        6.13 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.      NEGATIVE COVENANTS.

        Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following:

        7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its


                                      19.

Subsidiaries; (iii) Transfers of surplus, worn-out or obsolete Equipment; or
(iv) other transfers in an aggregate amount per year of not more than $100,000.

        7.2 Change in Business. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto). Borrower will not, without thirty (30) days written notification to Bank, relocate its chief executive office.

        7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

        7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

        7.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income. including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

        7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may repurchase the stock of former employees pursuant to stock repurchase agreements as long as an Event of Default does not exist or would not exist after giving effect to such repurchase.

        7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

        7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

        7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

        7.10 Inventory. Store the Inventory with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory; provided, however, that Borrower may deposit software code in escrow for customers in the ordinary course of business. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.


                                      20.

        7.11 Compliance. Become an "investment company" or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation is reasonably likely to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

8.      EVENTS OF DEFAULT.

        Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

        8.1 Payment Default. If Borrower falls to pay, when due, any of the Obligations;

        8.2 Covenant Default. If Borrower fails to perform any obligation under
Article 6 or violates any of the covenants contained in Sections 6.8, 6.9, 6.10,
6.11 or 6.12 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

        8.3 Material Adverse Change. If there occurs a material adverse change in Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

        8.4 Attachment. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within twenty (20) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county,


                                      21.

municipal, or governmental agency, and the same is not paid within twenty (20) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

        8.5 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within forty-five (45) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

        8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that is reasonably likely to have a Material Adverse Effect;

        8.7 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

        8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

        8.9 Misrepresentations. If any material misrepresentation or material misstatement existed at the time such representation and warrant was made in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.      BANK'S RIGHTS AND REMEDIES.

        9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
8.5 all Obligations shall become immediately due and payable without any action by Bank);

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

               (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;


                                      22.

               (d) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

               (e) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

               (f) Ship, reclaim, recover, store, furnish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

               (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

               (h) Bank may credit bid and purchase at any public sale; and

               (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

        9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The


                                      23.

appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

        9.3 Accounts Collection. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

        9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof,
(b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

        9.5 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower, except for those caused by Bank's gross negligence or willful misconduct.

        9.6 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

        9.7 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.


                                      24.

10.     NOTICES.

        Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

               If to Borrower:              Women.com Networks
                                            1820 Gateway Drive, Suite 100
                                            San Mateo, CA 94404
                                            Attn: Jeff Chew
                                            Fax: (650) 378-6599

               If to Bank:                  Imperial Bank
                                            226 Airport Parkway
                                            San Jose, CA 95110-1024
                                            Attn: Corporate Banking Center
                                            FAX: (408) 451-8523

               with a copy to:              Imperial Bank
                                            2460 Sand Hill Road, Suite 102
                                            Menlo Park, CA 94025
                                            Attn: David Sousa
                                            FAX: (650) 233-3020

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.     CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER.

        This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the nonexclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


                                      25.

12.     GENERAL PROVISIONS.

        12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower Without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

        12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under this Agreement, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

        12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

        12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

        12.5 Amendments in Writing, Integration. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

        12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

        12.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

13.     JUDICIAL REFERENCE.

        (a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives


                                      26.

written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Santa Clara County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of the Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents which cannot be resolved by the parties shall be submitted to the referee as provided herein. The Superior Court is empowered to issue temporary and/or provisions remedies, as appropriate.

        (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

        (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that re the subject of the reference. The parties hereto


                                      27.

expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under these provisions.

        (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

14.     CONFIDENTIALITY.

        In handling any confidential information Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower,
(ii) to prospective transferees or purchasers of any interest in the Advances or Term Advances, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank and (v) as Bank may determine in connection with the enforcement of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                      WOMEN.COM NETWORKS

                                      By:     /s/    Jeffrey Chew
                                         -------------------------------
                                      Title:  CFO
                                            ----------------------------
                                      IMPERIAL BANK


                                      By: /s/ IMPERIAL BANK
                                         -------------------------------
                                      Title:
                                           -----------------------------


                                      28.

                     THE LIST OF DEBTS AS OF MARCH 31, 1998

              Accounts Payable                     $327,239.94

              Silicon Valley Bank Loan             $240,218.97

              Venture Lease Payable                $ 49,618.94

              Assumed liabilities (4/20/98)        $123,672.43

              TOTAL                                $740,750.28


                                      29.

                                    EXHIBIT A

                        COLLATERAL DESCRIPTION ATTACHMENT
                         TO LOAN AND SECURITY AGREEMENT

        All personal property of Borrower (herein referred to as "Borrower" or "Debtor") whether presently existing or hereafter created, written, produced or acquired, including, but not limited to:

        (i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles, including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property, including securities and securities entitlements;

        (ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Bank (herein referred to as "Bank" or "Secured Party") to sue in its own name and/or the name of the Debtor for past, present and future infringements of copyright;

        (iii) all goods, including, without limitation, equipment and inventory (including, without limitation, all export inventory);

        (iv) all guarantees and other security therefor;

        (v) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

        (vi) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements including, without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether Debtor is licensor or licensee, (c) all income, royalties, damages payments, accounts receivable now or hereafter due, and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right (but not the obligation) to sue for past, present and future infringements thereof, (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for, and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents"); and

        (vii) all products and proceeds, including, without limitation, insurance proceeds, of any of the foregoing.


                                      30.

                                    EXHIBIT B


                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM


           DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., Pacific Time

TO: EMERGING GROWTH INDUSTRIES                   DATE:_________________________

FAX#: (650) 233-3020                             TIME:_________________________


FROM:__________________________________________________________________________
                              CLIENT NAME BORROWER


REQUESTED BY:__________________________________________________________________
                            AUTHORIZED SIGNER'S NAME


AUTHORIZED SIGNATURE:__________________________________________________________

PHONE NUMBER:__________________________________________________________________



FROM ACCOUNT # ________________________     TO ACCOUNT #_______________________


REQUESTED TRANSACTION TYPE                            REQUEST DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                          $________________________
PRINCIPAL PAYMENT (ONLY)                              $________________________
INTEREST PAYMENT (ONLY)                               $________________________
PRINCIPAL AND INTEREST (PAYMENT)                      $________________________



OTHER INSTRUCTIONS:_____________________________________________________________



        All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided. however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.


________________________________________________________________________________
                                  BANK USE ONLY

TELEPHONE REQUEST:


The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

__________________________________           __________________________________
       Authorized Requester                               Phone #

__________________________________           __________________________________
       Authorized Requester                               Phone

_______________________________________________________________________________
                          Authorized Signature (Blank)


                                      31.

                                    EXHIBIT C
                           BORROWING BASE CERTIFICATE


Borrower: Women.com Networks                         Lender:    Imperial Bank


Commitment Amount: $3,000,000


ACCOUNTS RECEIVABLE:
        1.   Accounts Receivable Book Value as of _____                       $_____________________
        2.   Additions (please explain on reverse)                            $_____________________
        3.   TOTAL ACCOUNTS RECEIVABLE                                        $_____________________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

        4.   Amounts over 90 days due                     $_____________________
        5.   Balance of 25% over 90 day accounts
        6.   Concentration Limits
        7.   Foreign Accounts
        8.   Governmental Accounts
        9.   Contra Accounts
        10.  Demo Accounts
        11   Intercompany/Employee Accounts
        12.  Other (please explain on reverse)
        13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS
        14.  Eligible Accounts (#3 minus #13)             $_____________________
        15.  LOAN VALUE OF ACCOUNTS (80% of #14)          $_____________________

NONFORMULA ADVANCES
        16.  Nonformula Advances and Term Advances                            $_____________________

BALANCES
        17.  Maximum Loan Amount                                              $3,000,000
        18   Total Funds Available [Lesser of #15 plus                        $_____________________
             Nonformula Allowance or #17]
        19.  Present balance owing on Line of Credit                          $_____________________
        20.  Outstanding under Sublimits ( )                                  $_____________________
        21.  RESERVE POSITION (#18 minus #19 and #20)                         $_____________________


The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Imperial Bank.

Women. com Networks


By:_______________________________
       Authorized Signer


                                      32.

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:            IMPERIAL BANK

FROM:   Women.com Networks

        The undersigned authorized officer of Women.com Networks hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _____________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

        Please indicate compliance status by circling Yes/No under "Complies" column.


     REPORTING COVENANT                      REQUIRED                            COMPLIES
     ------------------                      --------                            --------
Monthly financial statements  Monthly within 25                        Yes           No
                              days
Annual (CPA Audited)          FYE within 90 days                       Yes           No
A/R & A/P Agings              Monthly within 15                        Yes           No
                              days
A/R Audit                     Initial and Semi-Annual                  Yes           No


     FINANCIAL COVENANT         REQUIRED              ACTUAL           No        COMPLIES
     ------------------         --------              ------           --        --------
Maintain on a Monthly         1.50:1.00            _______:1.00        Yes           No
Basis:    Minimum Quick
Ratio1
   Minimum 6/30/98 Net Sales  $1,500,000           $__________         Yes           No
   Minimum Profit             $2                   ___________         Yes           No
(Quarterly)
   Minimum TNW                $5,000,000           $__________         Yes           No


1       Less deferred revenue

2 Pre-Equity Event monthly loss <$1,000,000; post-Equity Event quarterly loss
<$3,000,000

Comments Regarding Exceptions: See Attached.

Sincerely,                                        BANK USE ONLY

                                        Received by:
-------------------------------                     ---------------------
SIGNATURE                                            AUTHORIZED SIGNER

-------------------------------         Date:
TITLE                                        ----------------------------
                                        Verified:
-------------------------------                  ------------------------
DATE                                                 AUTHORIZED SIGNER

                                        Compliance Status:    Yes    No



                                      33.

                         CORPORATE RESOLUTIONS TO BORROW



Borrower:      Women.com Networks



        I, the undersigned Secretary or Assistant Secretary of Women.com Networks (the "Corporation"), H:EREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Articles of Incorporation, as amended and the Restated Bylaws of the Corporation, each of which is in fall force and effect on the date hereof.

        I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:


       NAMES                   POSITIONS                     ACTUAL SIGNATURES
       -----                   ---------                     -----------------
Marleen McDaniel            CEO and President              /s/Marleen R. McDaniel
-----------------------     ------------------------       ----------------------------
Ellen Pack                  Vice President                 /s/Ellen Pack
-----------------------     ------------------------       ----------------------------

Jeffrey Chew                CFO                            /s/Jeffrey Chew
-----------------------     ------------------------       ----------------------------

-----------------------     ------------------------       ----------------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

        BORROW MONEY. To borrow from time to time from Imperial Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of April 9, 1998 (the "Loan Agreement").

        EXECUTE LOAN AGREEMENT. To execute and deliver to Bank the Loan Agreement, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

        GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

        NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such


                                       1.

proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

        WARRANTS. To issue a warrant to purchase the Corporation's capital .

        FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on April 27, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                     CERTIFIED TO AND ATTESTED BY:

                                     X      /s/Ellen Pack
                                      -------------------------------


                                       2.

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

        This Intellectual Property Security Agreement is entered into as of April 9, 1998 by and between IMPERIAL BANK ("Bank") and WOMEN.COM NETWORKS ("Grantor").

                                    RECITALS

        A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

        B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

        To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

        This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.


                                       1.

        IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                                          GRANTOR:

Address of Grantor:                       WOMEN.COM NETWORKS

1820 Gateway Drive, Suite 100
San Mateo, CA 94404                       By:     /s/Marleen R. McDaniel
                                                -------------------------------

Attn:                                     Title:  CEO and President
     --------------------------                 -------------------------------

                                          BANK:

                                          IMPERIAL BANK
Address of Bank:

226 Airport Parkway                       By:   /s/ IMPERIAL BANK
                                                -------------------------------
San Jose, CA 93110                        Title:
                                                -------------------------------

Attn: Corporate Banking Center


                                       2.

                                    EXHIBIT A

                                   Copyrights


                                          Registration/                   Registration/
                                           Application                     Application
          Description                         Number                           Date
          -----------                         ------                           ----




                                       1.

                                    EXHIBIT B

                                     Patents


                                          Registration/                   Registration/
                                           Application                     Application
          Description                         Number                           Date
          -----------                         ------                           ----




                                       1.

                                    EXHIBIT C

                                   Trademarks

                                          Registration/                   Registration/
                                           Application                     Application
          Description                         Number                           Date
          -----------                         ------                           ----




                                       1.

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Corporation:                   Women.com Networks
Number of Shares:              24,671, subject to adjustment
Class of Stock:                Series C Preferred, subject to adjustment
Initial Exercise Price:        $3.04, subject to adjustment
Issue Date:                    April 9, 1998
Expiration Date:               April 9, 2003


        THIS WARRANT CERTIFIES THAT, for the agreed upon value of $ 1.00 and for other good and valuable consideration, IMPERIAL BANK ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth herein and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant. If the aggregate Nonformula Advances under the Loan and Security Agreement between the Company and Holder dated as of the Issue Date (the "Loan Agreement") do not at any time exceed $1,000,000, the number of Shares subject to this Warrant shall be 16,447. If the aggregate Nonformula Advances under the Loan Agreement do not at any time exceed $500,000, the number of Shares subject to this Warrant shall be 8,224. If Borrower receives not less than $10,000,000 from the sale or issuance of its equity securities not later than July 31, 1998 (an "Equity Event"), then this Warrant shall be for the type of securities issued in the Equity Event, and the Initial Exercise Price shall be the price per share at which such securities were issued. If the Equity Event occurs after July 31, 1998 but not later than September 30, 1998, then this Warrant shall be for the type of securities issued in the Equity Event, and the Initial Exercise Price shall be the average of (a) $3.04 and (b) the price per share at which such securities were issued. Holder shall be entitled to purchase an additional 1,000 Shares per day under this Warrant for each day after September 30, 1998 that any Nonformula Advance is outstanding, provided the number of such additional Shares shall not exceed the quotient derived by dividing ten percent of the outstanding Nonformula Advance by the Warrant Price.

ARTICLE 1      EXERCISE.

        1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix I to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.


                                       1.

        1.2 Conversion Right. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

        1.3 No Rights as Shareholder. This Warrant does not entitle Holder to any voting rights as a shareholder of the Company prior to the exercise hereof.

        1.4 Fair Market Value. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of tile Company shall determine fair market value in its reasonable good faith judgment.

        1.5 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

        1.6 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company and its legal counsel or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

        1.7 Repurchase on Sale, Merger, or Consolidation of the Company.

               1.7.1 "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company in which the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

               1.7.2 Assumption of Warrant. If, upon the closing of any Acquisition, the successor entity shall elect to assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. If the successor entity does not assume the obligations of this Warrant, this Warrant shall be deemed converted in full pursuant to
Section 1.2, effective immediately prior to the closing of such Acquisition.


                                       2.

ARTICLE 2 ADJUSTMENTS TO THE SHARES.

        2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

        2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation (the "Articles") upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

        2.3 Adjustments for Combinations, Etc. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

        2.4 Adjustments for Diluting Issuances. The number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in accordance with the provisions of the Articles of Incorporation in the form provided to Bank which apply to a "sale of Shares below the Series Preferred Conversion Price."

        2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article 2 against impairment.

        2.6 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the


                                       3.

nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder amount computed by multiplying the fractional interest by the fair market value of a full Share.

        2.7 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request with reasonable notice, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3 REPRESENTATIONS AND COVENANTS OF THE COMPANY

        3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares (assuming payment of the Warrant Price), shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The issued and outstanding shares of the Company on the Issue Date are set forth in the capitalization table attached hereto.

        3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to effect any reclassification or recapitalization of common stock; or (c) to merge or consolidate with or into any other corporation, or sell, or otherwise convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall give Holder such notice as is required under the Amended and Restated Investor Rights Agreement or, if such does not apply, (1) in respect of the matters referred to in (b) and (c) above, at least 20 days prior written notice of the date on which a record will be taken for such dividend or distribution rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any; and (2) in the case of the matters referred to in (b) and (c) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

        3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder promptly after mailing, copies of all notices or other written communications it would be entitled to were it a shareholder.

        3.4 Registration Under Securities Act of 1933, as amended. The Holder of the Warrant shall become a party to the Amended and Restated Investor Rights Agreement, and the common stock into which the Shares are convertible shall be subject to the registration rights granted to the purchasers in the Equity Event or, if this Warrant is for another Series of Preferred Stock, then the registration rights held by the purchasers of such Preferred Stock.


                                       4.

ARTICLE 4 REPRESENTATIONS AND COVENANTS OF HOLDER.

        This Warrant has been entered into by the Company in reliance upon the following representations and covenants of Holder, which by its acceptance hereof the Holder (including any permitted transferee of Holder on behalf of such transferee) hereby confirms:

        4.1 Investment Purpose. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        4.2 Private Issue. Holder understands (i) that the Preferred Stock, issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 4.

        4.3 Financial Risk. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

        4.4 Risk of No Registration. Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or
(ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the rights of the Holder to purchase Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

        4.5 Accredited Investor. Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect.

ARTICLE 5 MISCELLANEOUS.

        5.1 Term. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date.

        5.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED


                                       5.

                WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR
               PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

        5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

        5.4 Transfer Procedure. Subject to the provisions of Sections 4.2 and 4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

        5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

        5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

        5.7 Attorneys Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.


                                       6.

        5.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                                       "COMPANY"

                                       WOMEN.COM NETWORKS



                                       By:    /s/Marleen R. McDaniel
                                          -------------------------------
                                       Title: CFO and President
                                             -------------------------------


                                       7.

                                   APPENDIX I

                               NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase _______ shares of the Common/Series ___________ Preferred [strike one] Stock of
_________________________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to _________________ of the Shares covered by the Warrant.

        [Strike paragraph that does not apply.]

3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                              -------------------------------
                                          (Name)


                              -------------------------------

                              -------------------------------
                                         (Address)

4. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


-------------------------------
(Signature)


-------------------------------
(Date)


                                       1.

                         AGREEMENT TO PROVIDE INSURANCE

TO:     IMPERIAL BANK                      Date:      April 9, 1998
        226 Airport Parkway                Borrower:  Women.com Networks
        San Jose, California 95110

        In consideration of a loan in the amount of $3.000,000, secured by all tangible personal property including Inventory and equipment.

        I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

        We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing Insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

        I/We understand that the policy must contain:

        1.      Fire and extended coverage in an amount sufficient to cover:

                (a)     The amount of the loan, OR

                (b)     All existing encumbrances, whichever is greater,

               But not in excess of the replacement value of the improvements on the real property.

        2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                              INSURANCE INFORMATION

Insurance Co./Agent                                              Telephone No.:

Agent's Address:
                             Signature of Obligor: /s/ JEFFREY CHEW
                                                  -----------------------------
                             Signature of Obligor: /s/Marleen R. McDaniel
                                                  -----------------------------


         FOR BANK USE ONLY

INSURANCE VERIFICATION: Date:______
Person Spoken to:__________________
Policy Number:_____________________
Effective Form:____________ To: ___
Verified By:_______________________


                                       1.

                                  IMPERIAL BANK
                                   Member FDIC

                         ITEMIZATION OF AMOUNT FINANCED
                            DISBURSEMENT INSTRUCTIONS

Name(s):                                                  Date:
              $       paid to you directly by Cashiers Check No.
              $       credited to deposit account No. __________ when Advances
                      arc requested
              $       paid to Silicon Valley Bank $
              $       amounts paid to Bank for

Amounts paid to others on your behalf:
              $4,000  to Imperial Bank for Loan Fee
              $0      to Imperial Bank for Document Fee
              $0      to Imperial Bank for accounts receivable audit
                      (estimate)
              $       to Bank counsel fees and expenses
              $       to
              $       to

                      TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.


               __________________             Disburse from Loan Proceeds

               __________________             Debit from Account

               __________________             Payable with Borrower's check


        Check one. Payments will be disbursed from loan proceeds unless directed otherwise.)

   /s/ JEFFREY CHEW                           /s/Marleen R. McDaniel
-------------------------------         -------------------------------
          Signature                                 Signature


                                       1.

IMPERIAL BANK

                          AUTOMATIC DEBIT AUTHORIZATION

California's Business-Banks
      Member FDIC


To:     Imperial Bank

Re:     Loan #__________________________


You are hereby authorized and instructed to charge account No. ______________ in the name of WOMEN.COM NETWORKS for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

[X] Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

[ ] Debit each principal payment is at becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.


Borrower Signature                        Date    4/17/98


-------------------------------               -------------------------
Marleen R. McDaniel                               4/18/98




                                       1.